EXHIBIT (10.2)

                 AMENDMENT NO. 8 TO CREDIT AGREEMENT
                 -----------------------------------

          This Amendment No. 8 to Credit Agreement is dated as of February 20, 1997, by and among Uni-Marts, Inc. (the "Borrower"), PNC Bank, National Association, CoreStates Bank, N.A. and The Sumitomo Bank, Limited, as the Banks, and PNC Bank, National Association, in its capacity as agent (the "Agent") for the Banks.

          WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Credit Agreement dated as of March 1, 1993, as amended by Amendment
No. 1 to Credit Agreement dated as of March 21, 1994, Amendment No. 2 to Credit Agreement dated as of July 1, 1994, Third Amendment to Credit Agreement dated as of October 26, 1994, Amendment No. 4 to Credit Agreement dated as of
March 27, 1995, Amendment No. 5 to Credit Agreement dated as of December 26, 1995, Amendment No. 6 to Credit Agreement dated as of March 28, 1996, and Amendment No. 7 to Credit Agreement dated as of December 31, 1996 (as amended, the "Credit Agreement");

          WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings given to them in the Credit Agreement; and

          WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement as herein set forth.

          NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1.01 (Certain Definitions) of the Credit Agreement is hereby amended by deleting the definition "Expiration Date" in its entirety and inserting in lieu thereof the following:

          Expiration Date shall mean, with respect to the Revolving Credit Commitment, February 28, 1999 or such later date determined pursuant to Section 2.10 hereof.

          2. The effectiveness of this Amendment No. 8 is expressly conditioned upon: (i) the Agent's receipt of counterparts of this Amendment No. 8 duly executed by the Borrower and each of the Banks and (ii) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrower, certifying as to all action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 8.

          3. The Borrower hereby represents to the Agent and the Banks that the representations and warranties of the Borrower contained in Article VI of the Credit Agreement remain true and accurate on and as of the date hereof; the Borrower has performed and is in compliance with all covenants contained in
Article VIII or elsewhere in the Credit Agreement; and no Event of Default or Potential Default has occurred and is continuing.

          4. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all reasonable costs, expenses and disbursements relating to this Amendment No. 8 which are payable by the Borrower as provided in Sections 10.05 and 11.03 of the Credit Agreement.




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          5.   The Borrower, the Agent and the Banks intend and agree that, except as provided hereinabove, the Credit Agreement shall remain in full force and effect, without modification.

          6. This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without reference to its principles of conflicts of law.

          7. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

                           [SIGNATURE PAGE FOLLOWS]
















































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
        [SIGNATURE PAGE 1 OF 1 TO AMENDMENT NO. 8 TO CREDIT AGREEMENT]


          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 8 to Credit Agreement as of the date first above written.

                                       UNI-MARTS, INC.



                                       By: /S/ J. KIRK GALLAHER
                                           --------------------------------
                                       Title: Executive Vice President
                                              -----------------------------

                                       PNC BANK, NATIONAL ASSOCIATION,
                                       individually and as Agent



                                       By: /S/ LOUIS R. CESTELLO
                                           --------------------------------
                                       Title: Vice President
                                              -----------------------------

                                       CORESTATES BANK, N.A.



                                       By: /S/ PAUL S. PHILLIPS
                                           --------------------------------
                                       Title: Vice President
                                              -----------------------------

                                       THE SUMITOMO BANK, LIMITED



                                       By: /S/ THOMAS P. JOYCE
                                           --------------------------------
                                       Title: Vice President and Manager
                                              -----------------------------

                                       By: /S/ GEORGE J. CERMINARA
                                           --------------------------------
                                       Title: Vice President
                                              -----------------------------














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